   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1998.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      AMERICAN INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No Fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

On February 10, 1998, American International Group, Inc. and AIGF, Inc. filed the following Supplemental Motion and Memorandum of Law in Support of their Motion to Dismiss the Amended Complaint of Cendant Corporation with the United States District Court for the Southern District of Florida.

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION


CENDANT CORPORATION; and
SEASON ACQUISITION CORP.,

                        Plaintiffs,
                                                  Case No. 98-0159-CIV-MOORE
                   v.                             Magistrate Judge Johnson

AMERICAN BANKERS INSURANCE
GROUP, INC.; GERALD N. GASTON; R. KIRK
LANDON; EUGENE M. MATALENE, JR.;
ARMANDO CODINA; PETER J. DOLARA; JAMES
F. JORDEN; BERNARD P. KNOTH; ALBERT H.
NAMAD; NICHOLAS J. ST. GEORGE; ROBERT C.
STRAUSS; GEORGE E. WILLIAMSON II; DARYL
L. JONES; NICHOLAS A. BUONICONTI; JACK F.
KEMP; AMERICAN INTERNATIONAL GROUP,
INC.; and AIGF, INC.,

                        Defendants.
------------------------------------------/

                    SUPPLEMENTAL MOTION AND MEMORANDUM OF LAW
                 IN SUPPORT OF DEFENDANTS AMERICAN INTERNATIONAL
           GROUP, INC. AND AIGF, INC. TO DISMISS THE AMENDED COMPLAINT

         1. On February 3, 1998, defendant American International Group, Inc. ("AIG") filed a motion to dismiss the Amended Complaint ("AIG Motion") on the grounds that (i) plaintiffs had failed to state a claim under the federal securities laws (Fifth, Sixth and Seventh Claims for Relief), and (ii) the state law claim of civil conspiracy to breach fiduciary duties (Fourth Claim for Relief) should be dismissed because the court lacked diversity jurisdiction once the federal claims were dismissed.

         2. On February 9, 1998, defendants American Bankers and its board of directors (collectively, "American Bankers Defendants") filed a motion to dismiss the Amended Complaint on the grounds that, among other things, the breach of fiduciary duty claims (First,

Second and Third Claims for Relief) fail to state a claim and fail to meet the requirements of Fed. R. Civ. P. 23.1.

         3. Defendants AIG and AIGF, Inc. ("AIGF") hereby join in the motion of the American Bankers Defendants and supplement the AIG Motion to seek dismissal of all claims asserted against AIGF. If the American Bankers Defendants' motion is granted, as AIG and AIGF believe it should be, it provides an independent and additional basis to dismiss the civil conspiracy claim asserted against AIG and AIGF (Fourth Claim for Relief). It is well established that a claim for aiding and abetting a breach of fiduciary duty -- or conspiring with others to breach fiduciary duties -- must fail absent a finding that there was a primary breach of fiduciary duty. Balcor Property Management, Inc. v. Ahronovitz, 634 So.2d 277, 279 (Fla. 4th Dist. 1994) (underlying act had to be actionable before cause of action for civil conspiracy could be maintained); AmeriFirst Bank v. Bomar, 757 F. Supp 1365, 1380 (S.D. Fla. 1991) (claim for aiding and abetting breach of fiduciary duty requires fiduciary duty on part of wrongdoer and breach of this fiduciary duty).

         WHEREFORE, AIG and AIGF move this Court for an order dismissing the Amended Complaint in its entirety.


                                            Respectfully submitted,

                                            STEEL HECTOR & DAVIS LLP
                                            200 South Biscayne Boulevard
                                            Miami, Florida 33131-2398
                                            (305) 557-2957 Telephone
                                            (305) 577-7001 Facsimile

Of Counsel:

Richard H. Klapper                          By:________________________________
Tariq Mundiya                                  Lewis F. Murphy, P.A.
Stephanie G. Wheeler                           Florida Bar No. 308455
SULLIVAN & CROMWELL
125 Broad Street                            Attorneys for Defendants
New York, New York 10004                    American International Group, Inc.
(212) 558-4000 Telephone                    and AIGF, Inc.
(212) 558-3588 Facsimile

                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing Supplemental Motion and Memorandum of Law in Support of Defendants American International Group, Inc. and AIGF, Inc. to Dismiss the Amended Complaint was served on the ____ day of February , 1998 via facsimile and U.S. Mail to the following:

Jill S. Abrams, Esquire
Abbey Gardy & Squitieri
212 East 39th Street
New York, New York 10016

Jonathan L. Freedman, Esquire
Robert C. Myers, Esquire
Dewey Ballantine LLP
1301 Avenue of the Americas
New York, New York 10019-6092

Jonathan J. Lerner, Esquire
Samuel Kadet, Esquire
Seth M. Schwartz, Esquire
Skadden, Arps, Slate,
Meagher & Flom LLP
919 Third Avenue
New York, New York 10022

Michael J. Pucillo, Esquire
Wendy Zoberman, Esquire
Burt & Pucillo, LLP
222 Lakeview Avenue
Suite 300 East
West Palm Beach, Florida 33401

Jules Brody, Esquire
Stull, Stull & Brody
6 East 45th Street
Suite 500
New York, New York 10017

Robert C. Susser, Esquire
Robert C. Susser, P.C.
6 East 43rd Street
Suite 1900
New York, New York 10017-4609

and via hand delivery and U.S. mail to the following:

Josephine Cicchetti, Esquire
Franklin G. Burt, Esquire
Jorden Burt Berenson & Johnson LLP
777 Brickell Avenue
Suite 500
Miami, Florida 33131

Robert T. Wright, Jr., Esquire
Shutts & Bowen LLP
1500 Miami Center
201 South Biscayne Boulevard
Miami, Florida 33131

George G. Mahfood, Esquire
Leesfield, Leighton, Rubio
& Mahfood, P.A.
2350 South Dixie Highway
Miami, Florida

Peter H. Rachman, Esquire
Emily C. Komlossy, Esquire
Goodkind Labaton Rudoff & Sucharow LLP
200 South Biscayne Boulevard
Suite 2100
Miami, Florida 33131





                                            ___________________________________

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